UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 27, 2014

Date of report (Date of earliest event reported)

QNB Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-17706	23-2318082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 North Third Street, P.O. Box 9005, Quakertown, PA	18951-9005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (215) 538-5600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders

On May 27, 2014, QNB Corp. (the “Company”) held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders of the Company voted on the following proposals stated in the Proxy Statement dated April 15, 2014.

The proposals voted on and a record of the vote on each matter presented to the shareholders of the Company at the Annual Meeting were as follows:

Proposal No. 1: Election of Class II Directors to serve a term of three years and until their successors are elected:

Name	Votes For	Votes Withheld	Broker Non-Votes
Kenneth F. Brown, Jr.	1,871,024	50,817	598,111
Anna Mae Papso	1,866,943	54,898	598,111
Henry L. Rosenberger	1,870,675	51,166	598,111
W. Randall Stauffer	1,872,021	49,820	598,111

Proposal No. 2: To ratify the appointment of ParenteBeard LLC as QNB’s independent registered public accounting firm for 2014:

Votes For	Votes Against	Abstain
2,510,742	1,301	7,909

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QNB Corp.

Date: May 27, 2014	By:	/s/ Bret H. Krevolin
Bret H. Krevolin Chief Financial Officer